Chevy Chase Master Credit Card Trust II
         Series 1995-A
         1996 Distributions

 Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust II Series 1995-A Supplement to the Agreement, Chevy Chase Bank, F.S.B.
 must provide the following information on an aggregate basis for year ended December 31, 1996:



     A.  1.  The total amount of the distribution to Class A
             Certificateholders during 1996 per $1,000
             original certificate principal amount ..... $    58.51

         2.  The amount of the distribution set forth
             in paragraph 1 above in respect of interest on
             the Class A Certificates, per $1,000  original
             certificate principal amount .............. $    58.51

         3.  The amount of the distribution set forth
             in paragraph 1 above in respect of principal on
             the Class A Certificates, per $1,000  original
             certificate principal amount ............. $      0.00


     B.  1.  The total amount of the distribution to Class B
             Certificateholders during 1996 per $1,000
             original certificate principal amount ..... $    59.63

         2.  The amount of the distribution set forth
             in paragraph 1 above in respect of interest on
             the Class B Certificates, per $1,000  original
             certificate principal amount .............. $    59.63

         3.  The amount of the distribution set forth
             in paragraph 1 above in respect of principal on
             the Class B Certificates, per $1,000  original
             certificate principal amount ............. $      0.00

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         Chevy Chase Master Credit Card Trust II
         Series 1995-C
         1996 Distributions

 Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust II Series 1995-C Supplement to the Agreement, Chevy Chase Bank, F.S.B.
 must provide the following information on an aggregate basis fo year ended December 31, 1996:



     A.  1.  The total amount of the distribution to Class A
         Certificateholders during 1996 per $1,000
         original certificate principal amount ..... $    58.77

         2.  The amount of the distribution set forth
             in paragraph 1 above in respect of interest on
             the Class A Certificates, per $1,000  original
             certificate principal amount .......... $    58.77

         3.  The amount of the distribution set forth
             in paragraph 1 above in respect of principal on
             the Class A Certificates, per $1,000  original
             certificate principal amount .......... $      0.00


     B.  1.  The total amount of the distribution to Class B
             Certificateholders during 1996 per $1,000
             original certificate principal amount ..... $    60.05

         2.  The amount of the distribution set forth
             in paragraph 1 above in respect of interest on
             the Class B Certificates, per $1,000  original
             certificate principal amount .............. $    60.05

         3.  The amount of the distribution set forth
             in paragraph 1 above in respect of principal on
             the Class B Certificates, per $1,000  original
             certificate principal amount ............. $      0.00

         Chevy Chase Master Credit Card Trust II
         Series 1996-A
         1996 Distributions

  Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust II Series 1996-A Supplement to the Agreement, Chevy Chase Bank, F.S.B.
  must provide the following information on an aggregate basis for the year ended December 31, 1996:



   A.  1.  The total amount of the distribution to Class A
           Certificateholders during 1996 per $1,000
           original certificate principal amount ..... $    12.32

       2.  The amount of the distribution set forth
           in paragraph 1 above in respect of interest on
           the Class A Certificates, per $1,000  original
           certificate principal amount .............. $    12.32

      3.  The amount of the distribution set forth
          in paragraph 1 above in respect of principal on
          the Class A Certificates, per $1,000  original
          certificate principal amount ............. $      0.00


   B.  1.  The total amount of the distribution to Class B
           Certificateholders during 1996 per $1,000
           original certificate principal amount ..... $    12.82

       2.  The amount of the distribution set forth
           in paragraph 1 above in respect of interest on
           the Class B Certificates, per $1,000  original
           certificate principal amount .............. $    12.82

       3.  The amount of the distribution set forth
           in paragraph 1 above in respect of principal on
           the Class B Certificates, per $1,000  original
           certificate principal amount ............. $      0.00

         Chevy Chase Master Credit Card Trust II
         Series 1996-C
         1996 Distributions

 Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust II Series 1996-C Supplement to the Agreement, Chevy Chase Bank, F.S.B.
 must provide the following information on an aggregate basis fo year ended December 31, 1996:



 A.  1.  The total amount of the distribution to Class A
         Certificateholders during 1996 per $1,000
         original certificate principal amount ..... $     0.00

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000  original
         certificate principal amount .............. $     0.00

     3.  The amount of the distribution set forth
         in paragraph 1 above in respect of principal on
         the Class A Certificates, per $1,000  original
         certificate principal amount ............. $      0.00


 B.  1.  The total amount of the distribution to Class B
         Certificateholders during 1996 per $1,000
         original certificate principal amount ..... $     0.00

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of interest on
         the Class B Certificates, per $1,000  original
         certificate principal amount .............. $     0.00

     3.  The amount of the distribution set forth
         in paragraph 1 above in respect of principal on
         the Class B Certificates, per $1,000  original
         certificate principal amount ............. $      0.00

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